EXECUTION



                       RECONSTITUTED SERVICING AGREEMENT


     THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of August, 2000, by and between LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation ("Lehman Capital"), and HOMESIDE LENDING, INC. ("the Servicer"), recites and provides as follows:

                                   RECITALS

     WHEREAS, Lehman Capital has conveyed certain Mortgage Loans identified on
Schedule I hereto (the "Serviced Mortgage Loans") to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to First Union National Bank, a national banking association, as trustee (the "Trustee"), under a trust agreement dated as of August 1, 2000 (the "Trust Agreement"), among the Trustee, Wells Fargo Bank Minnesota, National Association, as master servicer ("Wells Fargo," and, together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer"), SASCO, Lehman Brothers Holdings Inc., as seller, The Murrayhill Company, as loss mitigation advisor, and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), as guarantor (the "Guarantor").

     WHEREAS, multiple classes of certificates (the "Certificates"), including the Class X Certificate, will be issued on the Closing Date pursuant to the Trust Agreement, and Lehman Brothers Inc. or a nominee thereof (together with any successor in interest thereto and any permitted assignee or transferee thereof, the "Directing Holder") is expected to be the initial registered holder of the Class X Certificate.

     WHEREAS, the Serviced Mortgage Loans are currently being serviced by the Servicer pursuant to a Seller's Warranties and Servicing Agreement between Lehman Capital and the Servicer (which agreement was assigned to the Servicer by First Chicago NBD Mortgage Company), dated as of July 1, 1999 (for Conventional Residential Adjustable Rate Mortgage Loans, Group 1999-1) (the "7/1/99 SWSA").

     WHEREAS, Lehman Capital desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Directing Holder, the Master Servicer and the Guarantor to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

     WHEREAS, Lehman Capital and the Servicer desire that the provisions of the 7/1/99 SWSA shall apply to the Serviced Mortgage Loans, but only to the extent provided herein and that this Agreement shall constitute a Reconstitution Agreement which shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

     WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement.

     WHEREAS, Lehman Capital and the Servicer intend that each of the Master Servicer, the Directing Holder, the Trustee and the Guarantor is an intended third party beneficiary of this Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lehman Capital and the Servicer hereby agree as follows:

                                   AGREEMENT

     1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the 7/1/99 SWSA between Lehman Capital and the Servicer incorporated by reference herein (regardless if such terms are defined in the 7/1/99 SWSA), shall have the meanings ascribed to such terms in the Trust Agreement.

     2. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the 7/1/99 SWSA, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the 7/1/99 SWSA, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

     3. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the trust fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as Lehman Capital under the 7/1/99 SWSA to enforce the obligations of the Servicer under the 7/1/99 SWSA and the term "Purchaser" as used in the 7/1/99 SWSA in connection with any rights of the Purchaser shall refer to the Master Servicer, except as otherwise specified in Exhibit A hereto. The Master Servicer, with the prior consent of Freddie Mac, shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, as provided in Article X of the 7/1/99 SWSA. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of Lehman Capital under the 7/1/99 SWSA; and in connection with the performance of the Master Servicer's duties hereunder the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

     4. Compliance with HOEPA. The Servicer is currently in compliance with the Home Ownership and Equity Protection Act ("HOEPA") and will continue to operate its business in compliance with HOEPA.

     5. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates pursuant thereto.

     6. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

     7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

     8. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

     9. Reconstitution. Lehman Capital and the Servicer agree that this Agreement is a "Reconstitution Agreement" and that the date hereof is the "Reconstitution Date", each as defined in the 7/1/99 SWSA.

     10. Notices and Remittances to the Master Servicer and Trustee. All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

         Wells Fargo Bank Minnesota, National Association
         11000 Broken Land Parkway
         Columbia, Maryland  21044
         Attn:  Master Servicing Department, ARC 2000-BC3
         Telephone:  (410) 884-2000
         Facsimile:  (410) 884-2360

     All remittances required to be made to the Master Servicer under this Agreement shall be made to the following wire account:

         Wells Fargo Bank Minnesota, National Association
         Minneapolis, Minnesota
         ABA#:  091-000-019
         Account Name:  Corporate Trust Clearing
         Account Number:  3970771416

     For further credit to: Collection Account No. 10191800 (ARC 2000-BC3)

     All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

         First Union National Bank
         401 S. Tryon Street NC.1179
         Charlotte, North Carolina  28288-1174
         Attention:  Structured Finance Trust Services (ARC 2000-BC3)
         Telephone:  (704) 383-9468
         Facsimile:  (704) 383-6039

         All notices required to be delivered to the Guarantor hereunder shall be delivered to the Guarantor at the following address:

         Federal Home Loan Mortgage Corporation
         8200 Jones Branch Road
         McLean, Virginia  22102
         Attention:  Structured Finance - Director of Specialized Business
                     Services
         Telephone:  (703) 903-2935
         Facsimile:  (703) 903-4228

     Executed as of the day and year first above written.

                                    LEHMAN CAPITAL, A DIVISION OF
                                      LEHMAN BROTHERS HOLDINGS INC.



                                    By: /s/ Stanley Labanowski
                                        ---------------------------------------
                                        Name:   Stanley P. Labanowski
                                        Title:  Authorized Signatory


                                    HOMESIDE LENDING, INC.



                                    By: /s/ J.K. Huey
                                        --------------------------------------
                                        Name:   J.K. Huey
                                        Title:  Senior Vice President
Acknowledged by:

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer


By: /s/ Peter A. Gobell
    --------------------------------------------------------
Name:  Peter A. Gobell
Title:  Assistant

FIRST UNION NATIONAL BANK,
as Trustee


By: /s/ Stephanie J. Purdy
   ---------------------------------------------------------
Name:  Stephanie J. Purdy
Title:  Trust Officer

FEDERAL HOME LOAN MORTGAGE CORPORATION,
as Guarantor


By: /s/ Charles W. Pearson
    --------------------------------------------------------
Name:  Charles W. Pearson
Title:  Director-Securities Servicing & Processing

                                   EXHIBIT A

                       Modifications to the 7/1/99 SWSA


1. Unless otherwise specified herein, any provisions of the 7/1/99 SWSA, including definitions, relating to the original purchase and transfer of the Serviced Mortgage Loans, including (i) representations and warranties relating to the Mortgage Loans and not relating to servicing of the Mortgage Loans, (ii) Mortgage Loan repurchase obligations, (iii) Agency Transfers, Pass-Through Transfers and reconstitution, (iv) Closing Dates,
     (v) First Remittance Date, (vi) Groups and Pools of Mortgage Loans, (vii) Gross Margins, (viii) Assignments of Mortgage, (ix) First Payment Default and (x) First Remittance Date shall be disregarded. The exhibits to the 7/1/99 SWSA and all references to such exhibits (other than Exhibit J) shall also be disregarded.

2. For reporting purposes, a Mortgage Loan is "delinquent" when any payment contractually due thereon has not been made by the close of business on the Due Date therefor. Such Mortgage Loan is "30 days Delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was first due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month. Similarly for "60 days Delinquent" and the second immediately succeeding month and "90 days Delinquent" and the third immediately succeeding month.

3. A new definition of "Adverse REMIC Event" is hereby added to Article I immediately following the definition of "Accepted Servicing Practices", to read as follows:

          Adverse REMIC Event: As defined in Article X of the Trust Agreement.

4. The definition of "Custodial Agreement" in Article I is hereby amended in its entirety to read as follows:

          Custodial Agreement: The custodial agreement relating to the custody of the Serviced Mortgage Loans among U.S. Bank Trust National Association, as Custodian, the Trustee and Structured Asset Securities Corporation (the "Depositor").

5. The definition of "Custodian" in Article I is hereby amended in its entirety to read as follows:

          Custodian: U.S. Bank Trust National Association, any successor in interest or any successor custodian appointed pursuant to the Custodial Agreement.

6. The definition of "Determination Date" in Article I is hereby amended by replacing the words "preceding the related Remittance Date" with "Due Period immediately preceding the related Remittance Date".

7. The definition of "Monthly Advance" in Article I is hereby amended and restated to read as follows:

          With respect to each Remittance Date and each Mortgage Loan, an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Mortgage Loan Remittance Rate) that was delinquent at the close of business on the first day of the month in which such Remittance Date occurs.

8. The definition of "Mortgage Loan Remittance Rate" is hereby amended and restated to read as follows:

          Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Purchaser, which shall be equal to the Mortgage Interest Rate minus the Servicing Fee Rate.

9. The definition of "Opinion of Counsel" is hereby amended by inserting the words "acceptable to the Trustee, the Guarantor and Lehman Capital," after the word "counsel" in the first and fourth line thereof.

10. The definition of "Principal Prepayment Period" in Article I is hereby amended and restated to read as follows:

          Principal Prepayment Period: With respect to the Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

11. The definition of "Prepayment Interest Shortfall Amount" in Article I is hereby amended by amending the parenthetical in the fourth line thereof to read as follows:

          (net of related Servicing Fee for Principal Prepayments in full only).

12. The definition of "Prime Rate" in Article I is hereby amended by adding "Northeast Edition" after the word "Journal".

13. The definition of "Qualified Depository" in Article I is hereby amended in its entirety to read as follows:

          "Qualified Depository: Either (i) a depository the accounts of which are insured by the FDIC through the BIF or the SAIF and the short-term unsecured debt obligations of which are rated "A-1" or better by S&P or "Prime-1" or better by Moody's (or a comparable rating if another rating agency is specified by the Master Servicer by written notice to the Servicer) or (ii) the corporate trust department of any bank the debt obligations of which are rated at least "A-" or its equivalent by either of S&P or Moody's."

14. The definition of "Remittance Date" in Article I is hereby amended by replacing the comma after the word "month" with a period and deleting the words "beginning with the First Remittance Date".

15. The definition of "REO Property" in Article I is hereby amended by replacing the word "Purchasers" with "the Trustee on behalf of the Trust Fund".

16. New definitions of "Retained Interest", "Retained Interest Holder" and "Retained Interest Rate" are hereby added to Article I after the definition of "REO Property" to read as follows:

          Retained Interest: With respect to each Mortgage Loan, interest in respect of each such Mortgage Loan retained by the Retained Interest Holder at the Retained Interest Rate.

          Retained Interest Holder: Lehman Capital or any successor in interest by assignment or otherwise.

          Retained Interest Rate: Initially, 0.125% per annum in the case of 1/29 Mortgage Loans and 0.25% per annum in the case of all other Mortgage Loans. In the event that the Servicing Fee Rate is modified, the Retained Interest Rate shall be modified by a corresponding amount so that the sum of the Servicing Fee Rate and the Retained Interest Rate applicable to each Mortgage Loan shall always equal 0.50% per annum.

17. The definition of "Servicing Fee" in Article I is hereby amended by deleting the words "The obligations of the Purchaser to pay" in the third sentence and by adding the following sentences to immediately follow such third sentence:

          In the event servicing is transferred to a successor servicer, clause (a) of the Servicing Fee may not exceed 0.50% per annum. For purposes of the definitions of "Prepayment Interest Shortfall Amount" and "Mortgage Loan Remittance Rate", calculation of amounts remitted to the Custodial Account pursuant to Section 4.04 and calculation of compensating interest pursuant to Section 5.05, the rate per annum in clause (a) of the definition of "Servicing Fee" shall be 0.50%.

18. The definition of "Servicing File" in Article I is hereby replaced by the following:

          Servicing File: With respect to each Mortgage Loan, the file retained by the Servicer.

17. Article II (Conveyance of Mortgage Loans; Possession of Mortgage Files; Books and Records; Custodial Agreement; Delivery of Documents) is hereby deleted in its entirety as inapplicable to this reconstitution.

18. Article III (Representation and Warranties; Remedies and Breach) is hereby amended as follows:

     (a) by adding the words "is solvent and" after the word "Company" in the first sentence of Section 3.01(f) and by deleting the second sentence thereof;

     (b)  by deleting Section 3.01(i), (j), (l), (m), (n) and (o); and

     (c)  by adding as the last paragraph to Section 3.01 the following:

               It is understood and agreed that the representations and warranties set forth in Section 3.01 shall survive the engagement of the Servicer to perform the servicing responsibilities hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Trustee and the Trust Fund. Upon discovery by either the Servicer, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Trustee or the Trust Fund, the party discovering such breach shall give prompt written notice to the other.

               Within 60 days of the earlier of either discovery by or notice to the Servicer of any breach of a representation or warranty set forth in Section 3.01 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured within such 60 days, the Servicer shall, at the Trustee's option, assign the Servicer's rights and obligations under this Agreement (or respecting the affected Loans) to a successor Servicer selected by the Trustee with the prior consent and approval of the Master Servicer and the Guarantor. Such assignment shall be made in accordance with Section 12.01.

               In addition, the Servicer shall indemnify the Trustee, the Trust Fund, the Guarantor and Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer's representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this Section 3.01 constitute the sole remedies of the Master Servicer, the Trust Fund and the Trustee respecting a breach of the foregoing representations and warranties.

               Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in
          Section 3.01 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Trustee or Master Servicer to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Trustee or the Master Servicer for compliance with this Agreement.

19. Section 3.02 (Representations and Warranties Regarding Individual Mortgage Loans); Section 3.03 (Remedies for Breach of Representations and Warranties); and Section 3.04 (Restrictions and Requirements Applicable in the Event that a Mortgage Loan is Acquired by a REMIC) shall be disregarded for purposes of this reconstitution.

20.  Section 4.01 (Company to Act as Servicer) is hereby amended as follows:

          (a) The second paragraph of Section 4.01 (Company to Act as Servicer) is hereby amended by replacing the word "Purchaser" in (i) the fifth and twenty-second lines thereof with "Trustee and the Trust Fund", (ii) in the eighth line thereof with "Trustee" and (iii) in the twenty-fifth line thereof with "Trustee";

          (b) by changing the word "unless" in the sixth line of the second paragraph to "except in the case where";

          (c) by adding the following after the word "Loan" in the twelfth line of the second paragraph:

                  "unless the Servicer shall have provided to the Master Servicer, the Trustee and the Guarantor an Opinion of Counsel in writing to the effect that such modification, waiver or amendment would not cause an Adverse REMIC Event."

          (d) The fourth paragraph of Section 4.01 is hereby amended by replacing the word "Purchaser's" with "Master Servicer's".

21. Section 4.02 (Liquidation of Mortgage Loans) is hereby amended by replacing the number "90" with "65" in each instance, by replacing the word "Purchaser" in the seventh and twenty-third lines of the first paragraph thereof with "Trustee and the Trust Fund", replacing the word "Purchaser" in the twelfth, fourteenth and fifteenth lines of the first paragraph thereof with "Master Servicer and Guarantor"; replacing the word "Purchaser" in the fourth and sixth lines of the second paragraph thereof with "Master Servicer and Guarantor" and by replacing all references to "Purchaser" in the third paragraph with "Master Servicer, with the Guarantor's consent".

22. Section 4.04 (Establishment of and Deposits to Custodial Account) is hereby amended as follows:

          the words "in trust for the Purchaser of Conventional Residential Adjustable Rate Mortgage Loans, Group No. 1999-1 and various Mortgagors" in the fourth, fifth and sixth lines of the first sentence of the first paragraph shall be replaced by the following:
          "in trust for Wells Fargo Bank Minnesota, National Association, as Master Servicer for ARC 2000-BC3 Trust".

23. Section 4.05 (Permitted Withdrawals From Custodial Account) is hereby amended as follows:

          (a) by adding the following to the beginning of clause (i): "to pay any outstanding MGIC Insurance Premiums and"; and

          (b)  by restating clause (ii) as follows:

                  "to reimburse itself for Monthly Advances of the Servicer's funds made pursuant to Section 5.03. The Servicer's right to reimburse itself pursuant to this clause (ii) with respect to any Mortgage Loan being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, it being understood that, in the case of any such reimbursement, the Servicer's right to such reimbursement shall be prior to the rights of the Trust Fund; provided, however, that following the final liquidation of a Mortgage Loan, the Servicer may reimburse itself for previously unreimbursed Monthly Advances in excess of Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan from the Collection Account, it being understood, in the case of any such reimbursement, that the Servicer's right thereto shall be prior to the rights of the Trust Fund"; and

          (c) by adding the following paragraph immediately after the original last paragraph of Section 4.05:

                  On each Remittance Date, the Servicer shall remit the
               Retained Interest with respect to the Mortgage Loans to the Master Servicer for distribution by the Master Servicer to the Retained Interest Holder.

24. Section 4.06 (Establishment of and Deposits to Escrow Account) shall be amended by deleting the words "the Purchaser of Conventional Residential Adjustable Rate Mortgage Loans, Group No. 1999-1", in the fourth, fifth and sixth lines of the first sentence of the first paragraph, and replacing it with the following:

          "Wells Fargo Bank, Minnesota, National Association, as Master Servicer for the ARC 2000-BC3 Trust".

25. Section 4.09 (Protection of Accounts) is hereby amended by replacing the word "Purchaser" in the third line of the first paragraph with "Trustee" and in the twelfth line of the third paragraph thereof with "Trustee and the Trust Fund".

26. Section 4.10 (Maintenance of Hazard Insurance) is hereby amended by replacing the words "a generally acceptable insurer" in the first paragraph thereof with "an insurer reasonably acceptable to the Guarantor (the Servicer shall be responsible for ascertaining whether the insurer is acceptable to the Guarantor)", replacing the words "Fannie Mae" in the second and third paragraphs thereof with "Freddie Mac", and adding the words "on behalf of the Trust Fund" after the words "loss payee" in the sixth paragraph thereof.

27. Section 4.11 (Maintenance of Mortgage Impairment Insurance) is hereby amended by changing all references to "Purchaser" in the last sentence thereof to "Master Servicer".

28. Section 4.12 (Maintenance of Fidelity Bond and Errors and Omissions Insurance) is hereby amended by deleting the words "Fannie Mae in the Fannie Mae Guides" and by replacing all references to "Purchaser" with "Master Servicer".

29. Section 4.14 (Restoration of Mortgaged Property) is hereby amended by changing the reference to "Purchaser" in the first paragraph thereof to "Master Servicer" and by restating the second paragraph to read as follows:

               If the Trustee or the Trust Fund is named as an additional loss payee, the Company is hereby empowered to endorse any draft issued in request of such claim in the name of the Trustee or the Trust Fund.

30. Section 4.15 (Maintenance of PMI Policy: Claims) is hereby amended by changing the references to "Purchaser" in the second line of the first paragraph and the second line of the second paragraph to "Trust Fund".

31. Section 4.16 (Title, Management and Disposition of REO Property) is hereby amended by replacing the word "Purchaser" in the first paragraph with "Trustee"; replacing the word "Purchaser" in the second and fifth paragraphs with "Trustee and the Trust Fund"; replacing the word "Purchaser" in the sixth paragraph with "Trustee"; replacing the word "Purchaser" in the seventh paragraph with "Trustee, with the prior written consent of the Master Servicer, the Guarantor and the Rating Agencies,"; and by replacing the third paragraph with the following paragraphs:

               In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Servicer has received such an extension, then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document or take any other action reasonably requested by the Servicer which would enable the Servicer, on behalf of the Trust Fund, to request such grant of extension.

               Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

32. Section 4.17 (Real Estate Owned Reports) is hereby amended by replacing the words "on or before the Remittance Date" with "10th calendar day of each month" and replacing the word "Purchaser" with "Master Servicer".

33. Section 4.18 (Liquidation Reports) is hereby amended by changing the first reference to "Purchaser" to "Trust Fund" and the second reference to "Purchaser" to "Master Servicer".

34. Section 4.19 (Notification of Adjustments) is hereby amended by changing each reference to "Purchaser" to "Master Servicer".

35.  New Sections 4.21 and 4.22 are hereby added to Article IV as follows:

          Section 4.21  Compensating Interest.

               The Servicer shall deposit in the Custodial Account prior to each Remittance Date with respect to each Principal Prepayment, the Prepayment Interest Shortfall Amount, if any, for the month of such distribution. Such deposit shall be made from the Servicer's own funds, without reimbursement therefor up to a maximum amount per month of the Servicing Fee actually received for such month for the Mortgage Loans.

          Section 4.22  Credit Reporting.

               For each Mortgage Loan, in accordance with its current servicing practices, the Servicer will accurately and fully report its underlying borrower credit files to each of the following credit repositories or their successors: Equifax Credit Information Services, Inc., Trans Union, LLC and Experian Information Solution, Inc., on a monthly basis in a timely manner.


36.  Section 5.01 (Remittances) is hereby amended by:

          (a) adding the words "on a scheduled/scheduled basis" after the word "remit" in the first line of the first paragraph;

          (b) replacing the word "Purchaser" with "Master Servicer" in the second line of the first paragraph;

          (c) adding the following paragraph after the second paragraph of such section:

           All remittances required to be made to the Master Servicer shall be made to the following wire account:

           Well Fargo Bank Minnesota, National Association
           Minneapolis, Minnesota
           ABA# 091-000-019
           Account #:  3970771416
           Account Name:     Corporate Trust Clearing
           For further credit to: Collection Account No. 10191800 (ARC 2000-BC3)

          (d) by replacing the word "Purchaser" in the first sentence of the second paragraph with the word "Master Servicer".

37.  Section 5.02 (Statements to Purchaser) is hereby amended by:

          (i) replacing the words "Remittance Date" in the first line thereof with the words "10th calendar day (or if such 10th calendar day is not a Business Day, the immediately preceding Business
                 Day)";

          (ii) deleting the words "Exhibit F annexed hereto" with "Exhibit A-1 attached hereto or other mutually acceptable format";

          (iii) inserting the following sentences immediately following the first sentence in the first paragraph of such Section:

                Such Monthly Remittance Advice shall also include on a cumulative and aggregate basis (i) the amount of claims filed,
                (ii) the amount of any claim payments made, (iii) the amount of claims denied and (iv) policies cancelled with respect to those Serviced Mortgage Loans covered by the loan-level primary mortgage insurance policies provided by MGIC or any other provider of primary mortgage insurance purchased by the Trust. The Master Servicer will convert such data (and the data provided pursuant to Section 6.07) into a format acceptable to the Guarantor and provide monthly reports to the Guarantor pursuant to the Trust Agreement;

          (iv) by replacing the word "Purchaser" in the second paragraph with "Master Servicer";

          (v) by replacing the words "any Purchaser" in the first sentence of the fourth paragraph with "Master Servicer"; and

          (vi) by deleting the second, third and fourth paragraphs and by restating the fourth paragraph to read as follows: In addition, not more than 60 days after the end of each calendar year the Servicer will furnish the Master Servicer such information relating to the Mortgage Loans cumulative and annual remittances to the Master Servicer as is necessary to enable each Certificateholder to prepare its federal income tax return and for the Master Servicer to prepare the federal income tax return of the Trust Fund.

38. Section 5.03 (Monthly Advances) is hereby restated in its entirety to read as follows:

          Section 5.03 Monthly Advances: On the Business Day immediately preceding each Remittance Date, the Servicer shall deposit in the Custodial Account from its own funds or from amounts held for future distribution an amount equal to all Monthly Payments which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date. Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than remittances to the Master Servicer required to be made on such Remittance Date. The Servicer shall keep appropriate records of such amounts and will provide such records to the Master Servicer and the Guarantor upon request. The Guarantor, in its reasonable judgment, shall have the right to require the Servicer to remit from its own funds to the Collection Account an amount equal to all Monthly Advances previously made out of funds held in the Collection Account and not previously reimbursed from collections on the Mortgage Loans, and in such event, the Servicer shall thereafter remit all Monthly Advances from its own funds. In no event shall the preceding sentence be construed as limiting the Servicer's right to
          (i) pass through late collections on the related Mortgage Loans in lieu of making Monthly Advances or (ii) reimburse itself for such Monthly Advances from late collections on the related Mortgage Loans.

          The Servicer shall make Monthly Advances through the Distribution Date immediately preceding the distribution of all Liquidation Proceeds and other payments or recoveries (including insurance proceeds and condemnation proceeds) with respect to the related Mortgage Loans.

39. Section 6.01 (Transfers of Mortgaged Property) is hereby amended by replacing the word "Purchaser" in the second sentence of the second paragraph thereof with "Trustee and the Trust Fund" and by replacing the reference to "Fannie Mae" in the third paragraph with "Freddie Mac".

40. Section 6.02 (Satisfaction of Mortgages and Release of Mortgage Files) is hereby amended by replacing the word "Purchaser" in the first paragraph with "Trustee", and by replacing the first reference to "Purchaser" in the first sentence of the second paragraph with "Trustee and the Trust Fund" and the second and third references made therein with "Master Servicer".

41. Section 6.03 (Servicing Compensation) is hereby amended by (a) deleting the period after the word "Fee" in the first sentence and adding the words "and the Retained Interest" and (b) adding the following as the third paragraph of such Section:

               On each Distribution Date, the Servicer shall remit the applicable Retained Interest to the Master Servicer.

42. Section 6.04 (Annual Statement as to Compliance) is hereby amended by changing each reference to "Purchaser" to "Master Servicer" and by changing the reference to "March 31" and "March 31, 2000" therein to "April 30" and "April 30, 2001", respectively.

43. Section 6.05 (Annual Independent Public Accountants' Servicing Report) is hereby amended by changing the reference therein to "March 31" and "March 31, 2000" to "April 30" and "April 30, 2001", respectively, and by changing each reference to "Purchaser" to "Master Servicer".

44. Article VII (Agency Transfer, Pass-Through Transfer) shall be disregarded for purposes of this reconstitution.

45. Section 8.01 (Provision of Information) is hereby amended by replacing each reference to "Purchaser" therein with "the Master Servicer, the Trustee and the Guarantor".

46. Section 9.01 (Indemnification; Third Party Claims) is hereby amended by changing the word "Purchaser" in the first, sixth and tenth lines thereof to "the Master Servicer, the Guarantor and the Trust Fund"; by changing the word "Purchaser" in the third, thirteenth and fourteenth lines thereof to "the Master Servicer, the Guarantor or the Trust Fund"; and by changing the word "Purchaser" in the last sentence thereof to the "Trust Fund".

47. Section 9.02 (Merger or Consolidation of the Company) is hereby amended by replacing the words "Fannie Mae-approved or" in the second paragraph thereof with "Freddie Mac-approved".

48. Section 9.03 (Limitation on Liability of Company and Others) is hereby amended by changing the word "Purchaser" in the second line thereof to "Trust Fund, the Trustee and the Master Servicer"; and by changing the word "Purchaser" in the fourteenth line thereof to "Master Servicer" and in the last sentence thereof to "Trust Fund".

49. Section 9.04 (Limitation on Resignation and Assignment by Company) is hereby amended by (i) deleting the first sentence, deleting the word "Therefore," at the beginning of the second sentence, and replacing the word "Purchaser" with "the parties and other signatories hereto" in each instance and (ii) replacing the words "Fannie Mae-approved" in the second paragraph with "Freddie Mac-approved".

50. Section 10.01 (Events of Default) is hereby amended by (a) changing "five days" to "one day" in clause (i); (b) changing "30 days" to "15 days" in clause (ii); (c) adding the words "within the applicable cure period" after the word "remedied" in the second line of the second paragraph; (d) changing each reference to "Purchaser" in the second and third paragraphs thereof to "Master Servicer"; and (e) by adding the following sentence as the last sentence to the third paragraph of Section 10.01:

               Upon termination of the Servicer for cause pursuant to this
          Section 10.01 or Section 12.14, all unreimbursed Servicing Fees, Servicing Advances and Monthly Advances still owing to the terminated Servicer at the time of such termination shall be paid by the Trust Fund as such amounts are received from the related Mortgage Loans.

51. Section 10.02 (Waiver of Defaults) is hereby amended by changing the reference to "Purchaser" in the first sentence thereof to "the Master Servicer with the prior written consent of the Trustee and the Guarantor".

52. Section 11.01 (Termination) is hereby amended by restating subclause (ii) thereof to read as below and adding the following sentence immediately after clause (ii) of such Section:

          (ii) mutual consent of the Servicer and the Trustee in writing, provided such termination is also acceptable to the Master Servicer, the Guarantor and the Rating Agencies.

               Upon a termination of this Agreement pursuant to clause (ii) of this Section 11.01 without cause, all unreimbursed Servicing Fees, Servicing Advances and Monthly Advances still owing the terminated Servicer shall be paid at the time of such termination by the Trust Fund.

53.  Section 11.02 (Termination Without Cause) is hereby amended as follows:

          (a) The first paragraph thereof is hereby deleted and replaced with the following:

               With the prior written consent of Freddie Mac, the Directing Holder may terminate the rights and obligations of the Servicer under this Agreement without cause. Any such termination shall be with 30 days' prior notice, in writing and delivered to the Trustee, the Master Servicer and the Servicer by registered mail as provided herein. The Servicer shall comply with the termination procedures set forth in Section 12.01 hereof. The Master Servicer or the Trustee shall have no right to terminate the Servicer pursuant to the foregoing sentences of this Section 11.02. All unreimbursed Servicing Fees, Servicing Advances and Monthly Advances still owing the terminated Servicer shall be paid by the Directing Holder from its own funds without right of reimbursement from the Trust Fund within fifteen days following such termination of the Servicer.

          (b) by replacing the word "Purchaser" each time it appears in the second paragraph with "Directing Holder";

          (c) by replacing all references to "Purchaser" in the third and fourth paragraphs with "Directing Holder"; and

          (d) by adding the words ", with the consent of the Guarantor and the Master Servicer," after the word "shall" in the third sentence.

54.  Section 12.01 (Successor to Company) is hereby amended as follows:

          (i) by replacing the words "Prior to" with "Upon" in the first line of the first paragraph thereto;

          (ii) by replacing the words "to Section 11.02 after the 90 day period has expired" with "Section 12.14" in the second and third lines of the first paragraph thereof;

          (iii) by changing the word "Purchaser" to "Master Servicer, with the consent of the Guarantor," in the third line of the first paragraph and by adding the words ", in accordance with the Trust Agreement," after the word "shall" in the third line of the first paragraph thereto;

          (iv) by adding the following new sentences immediately following the first sentence of the first paragraph thereof to read as follows:

                     Prior to the termination of the Servicer's
                responsibilities, rights, duties and obligations under this Agreement pursuant to the first paragraph of Section 11.02, the Directing Holder shall appoint a successor which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement. Any successor to the Servicer shall be subject to the approval of the Master Servicer, the Depositor, the Guarantor and each Rating Agency as evidenced by a letter from such Rating Agency delivered to the Trustee that the transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates.

          (v) by amending the second sentence of the first paragraph thereof by (a) changing the word "Purchaser" to "Depositor and the Master Servicer" and (b) by adding the following proviso at the end of such sentence:

                ; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement.

          (vi) by replacing the word "promptly" in the first line of the third paragraph thereof with "within three (3) Business Days";

          (vii) by adding the following new sentence at the end of the third paragraph of such Section.

                     In the event the Servicer is terminated pursuant to
                Section 11.02, the Directing Holder shall be responsible for payment from its own funds without reimbursement of any out-of-pocket costs incurred by the Servicer and the Master Servicer in connection with the transfer of the Serviced Mortgage Loans to a successor servicer.

                     Except as otherwise provided in this Agreement, all
                reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Servicer for cause or resignation of the Servicer or otherwise), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Servicer from its own funds without reimbursement.

55. Section 12.07 (Relationship of Parties) is hereby amended by replacing the word "Purchaser" with "Trustee, the Trust Fund, the Master Servicer, the Guarantor or Lehman Capital".

56. New Sections 12.12 (Intended Third Party Beneficiaries), 12.13 (Guarantor Right of Termination or Declaration of Event of Default), 12.14 (Fees for Failure to Provide Timely Reports), 12.15 (Confidentiality) and 12.16 (Deficiency Judgments) are added to the 7/1/99 SWSA to read as follows:

          Section 12.12  Intended Third Party Beneficiaries.

          Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer, the Trustee, the Guarantor and the Directing Holder receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Master Servicer, the Trustee, the Guarantor and the Directing Holder as if they were parties to this Agreement, and the Master Servicer, the Trustee, the Guarantor and the Directing Holder shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement or the Loss Mitigation Advisory Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement, and all rights of the Guarantor hereunder (other than the right to indemnification) shall terminate upon termination of the Guaranty.


               Section 12.13 Guarantor Right of Termination or Declaration of Event of Default.

               Notwithstanding any other provision of this Agreement, in the event either (i) any Class of Certificates issued by the Trust Fund with an initial rating assigned by the Rating Agencies of "AA" (or an equivalent rating) is downgraded to "A" (or an equivalent rating) or lower, or (ii) a Realized Loss is applied to reduce the principal balance of the Class B Certificates, the Guarantor, in its sole discretion, shall have the right to terminate the Servicer or Servicers (or any subservicers) of the Serviced Mortgage Loans to which such applied Realized Loss is attributable and to appoint a successor servicer in accordance with the procedures set forth in
          Section 12.01.


                Section 12.14  Fees for Failure to Provide Timely Reports.

                In the event the Master Servicer fails to provide certain reports to the Guarantor accurately, completely and timely due to the Servicer's failure to timely provide the necessary information to the Master Servicer, and the Master Servicer is required to pay a fee to the Guarantor, such fee shall be paid by the Servicer. The fees are as follows:

                1.  For the first such failure, the amount of $500.

                2.  For the second such failure, the amount of $750.

                3.  For the third such failure, the amount of $1,000.

                4. The fourth such failure shall constitute a Servicer Event of Default under this Agreement.

                Neither the Servicer nor the Master Servicer shall be required to make any such payments upon the first such failure during each successive two-year period following the Closing Date.

                Section 12.15  Confidentiality.

                The Servicer and the Master Servicer shall keep the terms of this Agreement and the Trust Agreement regarding fees and expenses confidential to the extent such information is not otherwise disclosed in or pursuant to the Trust Agreement or any publicly available documents.

                Section 12.16  Deficiency Judgments.

                Pursuant to the Trust Agreement, the Holders of the Subordinate Certificates that are or may be affected by a Realized Loss on a Liquidated Mortgage Loan are deemed to have repurchased the ownership interest in such Liquidated Mortgage Loan held by Holders of the Senior Certificates. In connection with the liquidation of a Mortgage Loan, if (i) the Servicer is directed by the Master Servicer to seek a deficiency judgment, (ii) the Servicer is offered suitable indemnification and reimbursement for expenses from the Holders of Subordinate Certificates, and (iii) such action is permitted by law, the Servicer shall seek a deficiency judgment under such Liquidated Mortgage Loan on behalf of the Holders of the Subordinate Certificates to the extent of any Realized Loss.

                                  EXHIBIT A-1

                 MONTHLY REPORTING FORMAT TO WELLS FARGO BANK

The format for the tape should be:

1.  Record length of 240
2.  Blocking factor of 07 records per block
3.  ASCII
4.  Unlabeled tape
5.  6250 or 1600 BPI (please indicate)
                                                                       COBOL
Field Name                          Position       Length            "picture"
----------                          --------       ------            ---------

Master Servicer No.                  001-002          2              "01"
Unit Code                            003-004          2              "  "
Loan Number                          005-014         10              X(10)
Borrower Name                        015-034         20              X(20)
Old Payment Amount                   035-045         11              S9(9)V9(02)
Old Loan Rate                        046-051          6              9(2)V9(04)
Servicer Fee Rate                    052-057          6              9(2)V9(04)
Servicer Ending Balance              058-068         11              S9(9)V9(02)
Servicer Next Due Date               069-076          8              CCYYMMDD
Curtail Amt 1 - Before               077-087         11              S9(9)V9(02)
Curtail Date 1                       088-095          8              CCYYMMDD
Curtail Amt 1 - After                096-106         11              S9(9)V9(02)
Curtail Amt 2 - Before               107-117         11              S9(9)V9(02)
Curtail Date 2                       118-125          8              CCYYMMDD
Curtail Amt 2 - After                126-136         11              S9(9)V9(02)
Curtail Amt 3 - Before               137-147         11              S9(9)V9(02)
Curtail Date 3                       148-155          8              CCYYMMDD
Curtail Amt 3 - After                156-166         11              S9(9)V9(02)
New Payment Amount                   167-177         11              S9(9)V9(02)
New Loan Rate                        178-183          6              9(2)V9(04)
Index Rate                           184-189          6              9(2)V9(04)
Remaining Term                       190-192          3              9(3)
Liquidation Amount                   193-203         11              S9(9)V9(02)
Action Code                          204-205          2              X(02)
Scheduled Principal                  206-216         11              S9(9)V9(02)
Scheduled Interest                   217-227         11              S9(9)V9(02)
Scheduled Ending Balance             228-238         11              S9(9)V9(02)
FILLER                               239-240          2              X(02)

Trailer Record:
Number of Records                    001-006          6              9(06)
FILLER                               007-240         234             X(234)

Field Names and Descriptions:

Field Name                             Description
----------                             -----------

Master Servicer No.                    Hard code as "01" used internally

Unit Code                              Hard code as "  " used internally

Loan Number                            Investor's loan number

Borrower Name                          Last name of borrower

Old Payment Amount                     P&I amount used for the applied payment

Old Loan Rate                          Gross interest rate used for the applied
                                       payment

Servicer Fee Rate                      Servicer's fee rate

Servicer Ending Balance                Ending actual balance after a payment
                                       has been applied

Servicer Next Due Date                 Borrower's next due date for a payment

Curtailment Amount 1 - Before          Amount of curtailment applied before the
                                       payment

Curtailment Date 1                     Date of curtailment should coincide with
                                       the payment date applicable to the
                                       curtailment

Curtailment Amount 1 - After           Amount of curtailment applied after the
                                       payment

Curtailment Amount 2 - Before          Amount of curtailment applied before the
                                       payment

Curtailment Date 2                     Date of curtailment should coincide with
                                       the payment date applicable to the
                                       curtailment

Curtailment Amount 2 - After           Amount of curtailment applied after the
                                       payment

Curtailment Amount 3 - Before          Amount of curtailment applied before the
                                       payment

Curtailment Date 3                     Date of curtailment should coincide with
                                       the payment date applicable to the
                                       curtailment

Curtailment Amount 3 - After           Amount of curtailment applied after the
                                       payment

New Payment Amount                     For ARM, Equal, or Buydown loans, when a
                                       payment change occurs, this is the
                                       scheduled payment

New Loan Rate                          For ARM loans, when the gross interest
                                       rate change occurs, this is the
                                       scheduled rate

Index Rate                             For ARM loans, the index rate used in
                                       calculating the new     gross interest
                                       rate

Remaining Term                         For ARM loans, the number of months left
                                       on the loan used to determine the new
                                       P&I amount

Liquidation Amount                     The payoff amount of the loan

Action Code                            For delinquent loans:
                                       12 -- Relief Provisions
                                       15 -- Bankruptcy/Litigation
                                       20 -- Referred for Deed-in-lieu, short
                                             sale
                                       30 -- Referred to attorney to begin
                                             foreclosure
                                       60 -- Loan Paid in full
                                       70 -- Real Estate Owned



Scheduled Principal                    Amount of principal from borrower
                                       payment due to bondholder

Scheduled Interest                     Amount of interest from borrower payment
                                       due to bondholder

Scheduled Ending Balance               Ending scheduled balance of loan

FILLER                                 Should be filled with spaces

Delinquency Reporting Data Fields to be
provided to Master Servicer
Servicer Loan #
Investor Loan #
Borrower Name
Address
State
Due Date
Action Code
FC Received
File Referred to Atty
NOD
Complaint Filed
Sale Published
Target Sale Date
Actual Sale Date
Loss Mit Approval Date
Loss Mit Type
Loss Mit Estimated Completion Date
Loss Mit Actual Completion Date
Loss Mit Broken Plan Date
BK Chapter
BK Filed Date
Post Petition Due
Motion for Relief
Lift of Stay
RFD
Occupant Code
Eviction Start Date
Eviction Completed Date
List Price
List Date
Accepted Offer Price
Accepted Offer Date
Estimated REO Closing Date
Actual REO Sale Date

WELLS FARGO BANK MINNESOTA, N.A.
Form 332

------------------------------------------------------------------------------
Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan's removal from the Mortgage Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date

The form will be submitted to the Master Servicer no later than the tenth calendar day of the month after the Mortgage Loan has been liquidated.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.
1.     The actual Unpaid Principal Balance of the Mortgage Loan.
2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.
3-7. Complete as necessary. All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.
8. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.
10.    The total of lines 1 through 9.

Credits

11-17. Complete as necessary. All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.
18.     The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19.     The total derived from subtracting line 18 from 10. If the amount
        represents a realized gain, show the amount in parenthesis (   ).



                                WELLS FARGO BANK MINNESOTA, N.A.
                                   CALCULATION OF REALIZED LOSS
   -----------------------------------------------------------------------------------------------------------

         WELLS FARGO BANK MINNESOTA, N.A. Trust: ___________________________
         Prepared by:  __________________       Date:  _______________
         Phone:  ______________________

                 ----------------------------       --------------------------       -----------------------------
               | Servicer Loan No.           |    | Servicer Name             |    | Servicer Address              |
               |                             |    |                           |    |                               |
               |                             |    |                           |    |                               |
                 ----------------------------       --------------------------       -----------------------------

         WELLS FARGO BANK MINNESOTA, N.A.
         Loan No._____________________________
         Borrower's Name:________________________________________________________
         Property
         Address:________________________________________________________________
         Liquidation and Acquisition Expenses:
              Actual Unpaid Principal Balance of Mortgage Loan                        $ _______________(1)
              Interest accrued at Net Rate                                             ________________(2)
              Attorney's Fees                                                          ________________(3)
              Taxes                                                                    ________________(4)
              Property Maintenance                                                     ________________(5)
              MI/Hazard Insurance Premiums                                             ________________(6)
              Hazard Loss Expenses                                                     ________________(7)
              Accrued Servicing Fees                                                   ________________(8)
              Other (itemize)                                                          ________________(9)
              _________________________________________                                $__________________
              _________________________________________                                 __________________
              _________________________________________                                 __________________
              _________________________________________                                 __________________
         Total Expenses                                                               $ ______________(10)
         Credits:
              Escrow Balance                                                          $ ______________(11)
              HIP Refund                                                              ________________(12)
              Rental Receipts                                                         ________________(13)
              Hazard Loss Proceeds                                                    ________________(14)
              Primary Mortgage Insurance Proceeds                                     ________________(15)
              Proceeds from Sale of Acquired Property                                 ________________(16)
              Other (itemize)                                                         ________________(17)
              _________________________________________                               ____________________
              _________________________________________                               ____________________
         Total Credits                                                               $________________(18)
Total Realized Loss (or Amount of Gain)                                              $________________(19)


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                                                                    Schedule I

                      Schedule of Serviced Mortgage Loans